Exhibit 10.52

April 1, 2006

William E. Lobeck, President & CEO

Vanguard Car Rental USA, Inc.

6929 N. Lakewood Avenue

Suite 100

Tulsa, OK 74117

Dear Mr. Lobeck:

The following aircraft continue to be available to Vanguard for charter based on a 200-hour block rental agreement. The following hourly rates would be subject to a 10% discount for a 200-hour block usage. We are presently charging an 18% fuel surcharge.

• Gulfstream G550	$8,000/hr.
• Falcon 20	$2,850/hr.
• Lear 45XR	$2,725/hr.
• Lear 45	$2,600/hr.
• Lear 31	$2,100/hr.
• Citation Excel	$2,900/hr.

The 200-hour block agreement would require a $400,000.00 commitment on Vanguard’s part. This agreement extends our original agreement through March 31, 2007 with the above noted changes.

United States Aviation • 918-836-7345 • Fax 918-836-7804 • 4141 North Memorial Drive • Tulsa, Oklahoma 74115

If this meets with your approval, please signify your acceptance by signing in the space provided below and return to me.

Yours very truly,

/s/ F. Roger Hardesty
F. Roger Hardesty
President

FRH/mc

ACCEPTED:

Vanguard Car Rental USA, Inc.

/s/ William E. Lobeck
William E. Lobeck, Pres. & CEO

	Date:	4/7/06